SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 13, 2006



                      FIT FOR BUSINESS INTERNATIONAL, INC.
               (Exact name of registrant as specified in Charter)

             Nevada                      333-108690               20-2008579
(State or other jurisdiction of     (Commission File No.)       (IRS Employee
 incorporation or organization)                              Identification No.)

                               10/27 Mayneview St
                                Milton Australia
                    (Address of Principal Executive Offices)

                                  61-7-33673355
                            (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Forward Looking Statements

          This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled "Risk Factors") relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

          Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant's pro forma financial statements and the related notes that will be filed herein.

         In this Form 8-K, references to "we," "our," "us," "our company," "FFB" or the "Registrant" refer to Fit For Business International, Inc., a Nevada Corporation.

Item 1.01 Entry Into A Material Definitive Agreement

         On November 8, 2006, we entered into a securities purchase agreement (the "Agreement") with an investor (the "Investor") to purchase sharers of our common stock. Pursuant to the Agreement, the Investors purchased 3,375,000 shares of our commonstock for a price of US$152,000, or $0.045 per share. A copy of the Agreement is attached to this Current report as Exhibit 2.1

         Pursuant to the Agreement, the Company has agreed to use register the securities and use its best efforts to have the registration statement declared effective within 120 days of the date of the Agreement.

Item 3.02 Unregistered Sales of Equity Securities

         As more fully described in Item 1.01, whose information is hereby incorporated by reference, we sold 3,375,000 shares of our common stock to one investor for US$152,000, or $0.045 per share. Our shares were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933. No commissions were paid for the issuance of such shares. The above issuance of shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of such shares by us did not involve a public offering. The Investor was a sophisticated investor and had access to information normally provided in a prospectus regarding us. The offering was not a "public offering" as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of shares offered. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, the Investor had the necessary investment intent as required by
Section 4(2) since she agreed to and received a share certificate bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. These restrictions ensure that these shares would not be immediately redistributed into the market and therefore not be part of a "public offering." Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for the above transaction.

Item 4.01 Change in Registrant's Certifying Accountant

          Davis Accounting Group, P.C. ("Davis"), FFB's independent registered public accounting firm, has tendered its resignation to the registrant. FFB has engaged a new independent registered public accounting firm. The new independent registered public accounting firm is Mendoza Berger & Company, LLP ("Mendoza") Pursuant to Item 304(a) Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Company reports as follows:

(a)   (i)   Davis tendered is resignation as FFB's independent registered public accounting firm effective November 10, 2006.

      (ii) For the periods from July 1, 2002, through June 30, 2006, FFB's financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph indicating substantial doubt about the Company's ability to continue as a going concern.

      (iii) The resignation of Davis and engagement of Mendoza was approved by the Corporation's Board of Directors.

      (iv) FFB and Davis did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials for the period from July 1, 2002 to June 30, 2006 and subsequent interim period from June 30, 2006 through the date of dismissal.

      (v) During FFB's fiscal year ended June 30, 2007, prior to the resignation of Davis, FFB did not experience any reportable events.


(b) On November 12, 2006, FFB engaged Mendoza to be FFB's independent registered public accounting firm.

      (i) Prior to engaging Mendoza, FFB had not consulted Mendoza regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on FFB's financial statements or a reportable event, nor did FFB consult with Mendoza regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

      (ii) FFB did not have any disagreements with Davis and therefore did not discuss any past disagreements with Davis.

(c) The Registrant has requested Davis to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant regarding Davis. Attached hereto as Exhibit 16 is a copy of Davis's letter to the SEC dated November 10, 2006.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


(a)   Resignation of Directors

Effective November 13, 2006, Prins R. Ralston officially resigned as a member of our board of directors. There were no disagreements between Mr. Ralston and us or any officer or director of the Company.

(b)   Resignation of Officers

Effective November 13, 2006, Prins R. Ralston resigned as Chief Operating Officer and Director.


Item 9.01 Financial Statement and Exhibits.


(d)  EXHIBITS

EXHIBIT INDEX


Exhibit
Number        Description
-----         -----------

2.1           Securities Purchase Agreement by and among the Registrant and the
              Investor.
16            Letter dated November 16, 2006 of Davis Accounting Group, P.C.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIT FOR BUSINESS INTERNATIONAL, INC.


Date: November 16, 2006                     By: /s/ Mark Poulson
                                                --------------------------------
                                                Mark Poulson
                                                Chief Executive Officer